SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]       Filed by a Party other than the Registrant [ ]
--------------------------------------------------------------------------------

Check the appropriate box:

   [ ] Preliminary Proxy Statement
   [X] Definitive Proxy Statement
   [ ] Definitive Additional Materials
   [ ] Soliciting Material Pursuant to [sec] 240.14a-11(c) or [sec] 240.14a-12
   [ ] Confidential, for Use of the Commission Only (as permitted by
       Rule 14a-6(e)(2))

                             MFS SPECIAL VALUE TRUST
                (Name of Registrant as Specified in its Charter)


   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X] No fee required.
   [ ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2), or
       Item 22(a)(2) of Schedule 14A.
   [ ] $500 per each party to the controversy pursuant to Exchange Act Rule
       14a-6(i)(3).
   [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       1) Title of each class of securities to which transaction applies:

       2) Aggregate number of securities to which transaction applies:

       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

       4) Proposed maximum aggregate value of transaction:

       5) Total fee paid:

   [ ] Fee paid previously with preliminary materials.

   [ ] Check box if any part of the fee is offset as provided by Exchange Act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1) Amount Previously Paid:

       2) Form, Schedule or Registration Statement No.:

       3) Filing Party:

       4) Date Filed:
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
                         MFS[RegTM] SPECIAL VALUE TRUST
                500 Boylston Street, Boston, Massachusetts 02116


                  Notice of 2000 Annual Meeting of Shareholders
                         To be held on October 19, 2000

The 2000 Annual Meeting of Shareholders of MFS[RegTM] Special Value Trust (the "Trust") will be held at 500 Boylston Street, Boston, Massachusetts, at 9:30 a.m., on Thursday, October 19, 2000 for the following purposes:

ITEM 1. To elect Lawrence H. Cohn, M.D., Abby M. O'Neill, and Ward Smith as Trustees of the Trust;


ITEM 2. To ratify the selection of Ernst & Young LLP as the independent public accountants to be employed by the Trust for the fiscal year ending October 31, 2000; and


ITEM 3. To transact such other business as may come before the Meeting and any adjournments thereof.

          YOUR TRUSTEES RECOMMEND THAT YOU VOTE IN FAVOR OF ALL ITEMS.


Only shareholders of record on August 22, 2000 will be entitled to vote at the Annual Meeting of Shareholders.


                                           STEPHEN E. CAVAN, Secretary and Clerk

September 1, 2000


YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING, SIGNING, DATING AND RETURNING THE ENCLOSED PROXY, WHICH WILL HELP IN AVOIDING THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

                         MFS[RegTM] SPECIAL VALUE TRUST
                                 Proxy Statement

This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees of MFS Special Value Trust (the "Trust") to be used at the 2000 Annual Meeting of Shareholders (the "Meeting") to be held at 9:30 a.m. on Thursday, October 19, 2000, at 500 Boylston Street, Boston, Massachusetts, for the purposes set forth in the accompanying Notice. If the enclosed form of proxy is executed and returned, it may nevertheless be revoked prior to its exercise by a signed writing filed with the proxy tabulation agent, EquiServe, 150 Royall Street, Canton, MA 02021, or delivered at the Meeting. On August 22, 2000, there were outstanding 6,460,312 shares of the Trust. Shareholders of record at the close of business on August 22, 2000, will be entitled to one vote for each share held.

The mailing address of the Trust is 500 Boylston Street, Boston, Massachusetts 02116. Solicitation of proxies is being made by the mailing of this Notice and Proxy Statement with its enclosures on or about September 1, 2000. A copy of the Trust's most recent annual report and semi-annual report may be obtained without charge by contacting MFS Service Center, Inc., the Trust's transfer and shareholder servicing agent (the "Shareholder Servicing Agent"), P.O. Box 2281, Boston, MA 02107-9906, or by telephone toll-free at (800) 637-2304.


ITEM 1--ELECTION OF TRUSTEES

     Under the provisions of the Trust's Declaration of Trust, the Trustees are divided into three classes each having a term of three years. It is intended that proxies not limited to the contrary will be voted in favor of Lawrence H. Cohn, M.D., Abby M. O'Neill, and Ward Smith, as Trustees of the class whose term will expire at the 2003 Annual Meeting of Shareholders (or special meeting in lieu thereof). Messrs. Cohn and Smith and Ms. O'Neill are presently Trustees of the Trust. Under the terms of the Trust's retirement plan, the Trustees have a mandatory retirement age of 75.


     The following table presents certain information regarding the Trustees of the Trust, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout. An asterisk beside a Trustee's name indicates that he or she is an "interested person," as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of the Trust's investment adviser and has been affiliated with the investment adviser for more than five years.


                                                                                     Shares of
                                                                                    Trust Owned
Name, Age, Position with Trust,                            First                   Beneficially
Principal Occupation and                                   Became      Term            as of           Percent
Other Directorships(1)                                   a Trustee   Expiring   August 17, 2000(2)   of Class(3)
-------------------------------                          ---------   --------   ------------------   -----------
JEFFREY L. SHAMES* (born 6/2/55), Chairman and
  President; Massachusetts Financial Services Company,
  Chairman of the Board and Chief Executive Officer.        1993       2002            0.0               0%

                                                                                            Shares of
                                                                                           Trust Owned
Name, Age, Position with Trust,                                  First                     Beneficially
Principal Occupation and                                         Became      Term             as of           Percent
Other Directorships(1)                                         a Trustee   Expiring     August 17, 2000(2)   of Class(3)
-------------------------------                                ---------   --------     ------------------   -----------
MARSHALL N. COHAN (born 11/14/26), Trustee;
  Private Investor.                                               1993       2001                 0.0               0%

LAWRENCE H. COHN, M.D. (born 3/11/37), Trustee;
  Brigham and Women's Hospital, Chief of Cardiac
  Surgery; Harvard Medical School, Professor of Surgery.          1989       2000              1769.1          0.0274%

SIR J. DAVID GIBBONS, KBE (born 6/15/27), Trustee;
  Edmund Gibbons Limited, Chief Executive Officer;
  Colonial Insurance Company Ltd., Chairman.                      1993       2001                 0.0               0%

ABBY M. O'NEILL (born 4/27/28), Trustee; Private Investor;
  Rockefeller Financial Services, Inc. (investment
  advisers), Director.                                            1993       2000                 0.0               0%

WALTER E. ROBB, III (born 8/18/26), Trustee; Benchmark
  Advisors, Inc. (corporate financial consultants),
  President and Treasurer; Benchmark Consulting Group,
  Inc. (office services), President; CitiFunds and CitiSelect
  Folios (mutual funds), Trustee.                                 1993       2001               346.3          0.0054%

ARNOLD D. SCOTT* (born 12/16/42), Trustee;
  Massachusetts Financial Services Company, Senior
  Executive Vice President and Director.                          1993       2001               482.0          0.0075%

J. DALE SHERRATT (born 9/23/38), Trustee; Insight
  Resources, Inc. (acquisition planning specialists),
  President; Wellfleet Investments (investors in health care companies), Managing General Partner (since 1993);
  Cambridge Nutraceuticals (professional nutritional
  products), Chief Executive Officer.                             1989       2002              7701.3          0.1192%

WARD SMITH (born 9/13/30), Trustee; NACCO Industries
  (holding company), Chairman (prior to June 1994);
  Sundstrand Corporation (diversified mechanical
  manufacturer), Director.                                        1993       2000                 0.0               0%

All Trustees and officers as a group                                                         10,298.8          0.1594%

-----------

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (the "SEC") (i.e., "public companies").

(2) Numbers are approximate and include, where applicable, shares owned by a Trustee's or officer's spouse or minor children or shares which were otherwise reported by the Trustee or officer as "beneficially owned" under SEC rules.


(3) Percentage of shares outstanding on August 17, 2000. All shares are held with sole voting and investment power, except to the extent that such powers may be shared by a family member or a trustee of a family trust.

     All Trustees serve as Trustees of 41 funds within the MFS fund complex advised by Massachusetts Financial Services Company ("MFS" or the "Adviser"), investment adviser to the Trust, except for Mr. Shames, who serves as Trustee of 108 funds within the MFS fund complex and Mr. Scott who serves as Trustee of 79 funds within the MFS fund complex. Messrs. Shames and Scott are "interested persons" of the Trust because they are each an officer and director of MFS. Messrs. Shames and Scott each own shares of common stock of MFS.


     The Trust pays each Trustee who is not an officer of the Adviser a fee of $5,000 per year, plus $500 per meeting and $500 per committee meeting attended, together with such Trustee's actual out-of-pocket expenses relating to attendance at meetings. In addition, each Trustee who is not an officer of the Adviser will be entitled to receive certain benefits pursuant to the Trust's retirement plan. Under this plan, each such Trustee (or his or her beneficiaries) will be entitled to receive an annual retirement or death benefit in an amount of up to 50% of such Trustee's average annual compensation, depending on the Trustee's length of service. Set forth below is certain information concerning the cash compensation paid to these Trustees and benefits accrued, and estimated benefits payable, under the retirement plan.

                           TRUSTEE COMPENSATION TABLE

                                                  Retirement Benefit            Estimated         Total Trustee Fees
                            Trustee Fees       Accrued as part of Trust     Credited Years of     from Trust and Fund
        Trustee           from Trust(1)(2)            Expense(1)                Service(3)            Complex(4)
----------------------    ----------------     ------------------------     -----------------     -------------------
Marshall N. Cohan             11,000                    3,450                        8                 149,167
Dr. Lawrence Cohn             10,000                    5,102                       22                 142,207
Sir J. David Gibbons          10,000                    3,100                        8                 135,292
Abby M. O'Neill               10,000                    3,000                        9                 135,292
Walter E. Robb, III           11,000                    3,461                        8                 156,082
Arnold D. Scott                 N/A
Jeffrey L. Shames               N/A
J. Dale Sherratt              11,500                    6,258                       24                 155,992
Ward Smith                    11,000                    3,705                       12                 149,167

(1) For fiscal year ended October 31, 1999.

(2) During the fiscal year ended October 31, 1999, Lawrence Cohn and Walter E. Robb III deferred $1,583 and $1,045, respectively, of their compensation pursuant to the deferred compensation plan.

(3) Based on normal retirement age of 75.

(4) For calendar year 1999. All Trustees receiving compensation served as Trustees of 42 funds within the MFS fund complex (having aggregate net assets at December 31, 1999, of approximately $35.2 billion).

       Estimated Annual Benefits Payable By The Trust Upon Retirement(5)



 Trustee Fees                 Years of Service
  from Trust       3            5           7        10 or more
----------------------------------------------------------------
   $ 9,000       $1,350      $2,250      $3,150        $4,500
     9,730        1,460       2,433       3,406         4,865
    10,460        1,569       2,615       3,661         5,230
    11,190        1,679       2,798       3,917         5,595
    11,920        1,788       2,980       4,172         5,960
    12,650        1,898       3,163       4,428         6,325

(5) Other funds in the MFS fund complex provide similar retirement benefits to the Trustees.

     The Board of Trustees of the Trust met 6 times during its last fiscal year. The Board has a standing Audit Committee, composed of Messrs. Cohan, Robb, Sherratt and Smith, which met 4 times during the Trust's last fiscal year, to review the internal and external accounting and auditing procedures of the Trust and, among other things, to consider the selection of independent public accountants for the Trust, to approve all significant services proposed to be performed by its independent public accountants and to consider the possible effect of such services on their independence. The Board has created a Nominating Committee, composed of Ms. O'Neill and Messrs. Cohan, Cohn, Gibbons, Robb, Sherratt and Smith, that is responsible for recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating Committee consists only of Trustees who are not "interested persons" of the Trust as defined in the 1940 Act. The Nominating Committee would consider recommendations by shareholders if a vacancy were to exist. Shareholders wishing to recommend Trustee candidates for consideration by the Nominating Committee may do so by writing the Secretary of the Trust. Nominees must be persons who are not "interested persons" of the Trust as defined in the 1940 Act. Members of the Nominating Committee confer periodically and hold meetings as required. The Nominating Committee did not meet during the Trust's last fiscal year.

Required Vote. Approval of this matter as to any nominee will require the affirmative vote of a plurality of the Trust's outstanding shares voting at the Meeting in person or by proxy.

ITEM 2--RATIFICATION OF SELECTION OF ACCOUNTANTS

     It is intended that proxies not limited to the contrary will be voted in favor of ratifying the selection, by a majority of the Trustees who are not "interested persons" (as that term is defined in the 1940 Act) of the Trust, of Ernst & Young LLP under Section 32(a) of the 1940 Act as independent public accountants to certify every financial statement of the Trust required by any law or regulation to be certified by independent public accountants and filed with the SEC and to provide certain other tax-related services (such as tax return preparation and assistance and consultation with respect to the preparation of filings with the SEC) in respect of all or any part of the fiscal year ending October 31, 2000. Ernst & Young LLP has no direct or material indirect interest in the Trust.

     Representatives of Ernst & Young LLP are expected to be present at the Meeting and will have an opportunity to make a statement if they desire to do so. Such representatives are also expected to be available to respond to appropriate questions.

Required Vote. Ratification of this matter will require the affirmative vote of a majority of the Trust's outstanding shares voting at the Meeting on this matter in person or by proxy.

INVESTMENT ADVISER AND ADMINISTRATOR

     The Trust engages as its investment adviser and administrator MFS, a Delaware corporation with offices at 500 Boylston Street, Boston, Massachusetts 02116. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481, which is in turn an indirect wholly owned subsidiary of Sun Life Assurance Company of Canada, 150 King Street West, Toronto, Canada M5H1J9.

MANNER OF VOTING PROXIES

     All proxies received by the management will be voted on all matters presented at the Meeting, and if not limited to the contrary, will be voted for the election of Messrs. Cohn and Smith and Ms. O'Neill as Trustees of the Trust (if still available for election) and ratification of the selection of Ernst & Young LLP as independent public accountants.

     All proxies voted, including proxies that reflect abstentions or the withholding of authority to vote for a nominee for election as Trustee, will be considered as present for purposes of establishing a quorum. A majority of the Trust's outstanding shares present in person or represented by proxy constitutes a quorum for the Meeting. Passage of any proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the proposal. With respect to the election of Trustees and the ratification of public accountants, neither withholding authority to vote nor abstentions have any effect on the outcome of the voting on either item.


     The Trust knows of no other matters to be brought before the Meeting. If, however, because of any unexpected occurrence, any nominee is not available for election or if any other matters properly come before the Meeting, it is the Trust's intention that proxies not limited to the contrary will be voted in accordance with the judgment of the persons named in the enclosed form of proxy.

SUBMISSION OF PROPOSALS

     Proposals of shareholders which are intended to be presented at the 2001 Annual Meeting of Shareholders must be received by the Trust on or prior to May 4, 2001.


SECTION 16(a) - BENEFICIAL OWNERSHIP REPORTIING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires trustees, directors and certain officers of the Trust and MFS, and persons who own more than ten percent of the Trust's shares, to file reports of ownership and changes in ownership with the SEC and the New York Stock Exchange. Such persons are required by SEC regulation to furnish the Trust with copies of all Section 16(a) forms they file.


     Based solely on review of the copies of such Forms 3, 4 and 5 and amendments thereto furnished to the Trust with respect to its most recent fiscal year, or written representations that no Forms 5 were required, the Trust believes that, during the year ended October 31, 1999, all Section 16(a) filing requirements applicable to trustees, directors and certain officers of the Trust and the Adviser and greater than ten percent beneficial owners were complied with.


ADDITIONAL INFORMATION

     To obtain the necessary representation at the Meeting, solicitations may be made by mail, telephone or interview by Corporate Investor Communications, Inc. ("CIC") or its agents, as well as by officers of the Trust, employees of the Adviser and securities dealers by whom shares of the Trust have been sold. It is anticipated that the cost of any such solicitations, if made by CIC or its agents, would be approximately $5,000 plus out-of-pocket expenses, and if made by any other party, would be nominal.

     The expense of solicitations as well as the preparation, printing and mailing of the enclosed form of proxy, and this Notice and Proxy Statement, will be borne by the Trust.

                IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY


September 1, 2000                                        MFS SPECIAL VALUE TRUST

                                                  MFS[RegTM] SPECIAL
                                                       VALUE TRUST

                                                  500 Boylston Street
                                              Boston, Massachusetts 02116
                                            ------------------------------------





                                                   Proxy Statement
                                             For the 2000 Annual Meeting
                                            of Shareholders to be held on
                                                  October 19, 2000






















               MFS[RegTM] SPECIAL
                 VALUE TRUST
              500 Boylston Street,
           Boston, Massachusetts 02116      ------------------------------------

           THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF TRUSTEES OF
                              MFS[RegTM] SPECIAL VALUE TRUST

              PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS, OCTOBER 19, 2000

     The undersigned hereby appoints JAMES R. BORDEWICK, JR., STEPHEN E. CAVAN,
     W. THOMAS LONDON, JEFFREY L. SHAMES and JAMES O. YOST, and each of them, proxies with several powers of substitution, to vote for the undersigned at
P the 2000 Annual Meeting of Shareholders of MFS[RegTM] SPECIAL VALUE TRUST to be held at 500 Boylston Street, Boston, Massachusetts, on Thursday, October 19, 2000, notice of which meeting and the Proxy Statement
R accompanying the same have been received by the undersigned, or at any adjournment thereof, upon the following matters as described in the Notice of Meeting and accompanying Proxy Statement.
O
     WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. ALL PROPOSALS (SET FORTH ON THE
X REVERSE OF THIS PROXY CARD) HAVE BEEN PROPOSED BY THE BOARD OF TRUSTEES. IF NO DIRECTION IS GIVEN ON THESE PROPOSALS, THIS PROXY CARD WILL BE VOTED "FOR" THE NOMINEES AND "FOR" ITEM 2. THE PROXY WILL BE VOTED IN ACCORDANCE
Y    WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTER.

--------------------------------------------------------------------------------
 PLEASE VOTE AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------
    Please sign this proxy exactly as your name or names appear on reverse side of this card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

      [X] PLEASE MARK VOTES
          AS IN THIS EXAMPLE


--------------------------------------
    MFS[RegTM] SPECIAL VALUE TRUST
--------------------------------------
                                              1. ELECTION OF TRUSTEES.
                                                 NOMINEES:
                                                                                                For All      With-    For All
                                                                                                Nominees     hold      Except
                                                 (01) Lawrence H. Cohn, M.D.                      [ ]         [ ]        [ ]
                                                 (02) Abby M. O'Neill                             [ ]         [ ]        [ ]
                                                 (03) Ward Smith                                  [ ]         [ ]        [ ]

CONTROL NUMBER:                                  If you do not wish your shares voted "FOR" a particular nominee, mark the "For All
                                                 Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).

                                                                                                  For       Against    Abstain
                                              2. RATIFICATION OF SELECTION                        [ ]         [ ]        [ ]
                                                 OF ACCOUNTANTS.                                  [ ]         [ ]        [ ]
                                                                                                  [ ]         [ ]        [ ]



---------------------------------------------------------------
Please be sure to sign and date this Proxy.      Date
---------------------------------------------------------------











----- Shareholder sign here _____________ Co-owner sign here _____________ -----

                                                             RECORD DATE SHARES:
--------------------------------------------------------------------------------